UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Olin Corporation 2026 Long Term Incentive Plan
On April 30, 2026, Olin Corporation’s (the “Corporation”) shareholders approved the Olin Corporation 2026 Long Term Incentive Plan (the “2026 LTIP”) at the Corporation’s annual meeting of shareholders. The 2026 LTIP is effective immediately. The material terms of the 2026 LTIP were previously reported in the Corporation’s Proxy Statement dated March 20, 2026, under the caption “Item 2: Proposal to Approve the Olin Corporation 2026 Long Term Incentive Plan.” The 2026 LTIP authorizes the Compensation Committee (the “Compensation Committee”) of the Corporation’s Board of Directors (the “Board”) to grant equity compensation to non-employee directors, officers, key employees, and others as more fully described and summarized in the Proxy Statement.
Attached as Exhibit 10.1 and incorporated by reference is the 2026 LTIP.
Award Agreements
In connection with the approval of the 2026 LTIP, the Compensation Committee approved forms of award agreements for use under the 2026 LTIP, including a: (i) form of Director Stock Grant Notice and Award Agreement, (ii) form of Restricted Stock Unit Grant Notice and Award Agreement, (iii) form of Performance Share Unit Grant Notice and Award Agreement and (iv) form of Non‑Qualified Stock Option Grant Notice and Award Agreement (collectively, the “Award Agreements”).
The Director Stock Award Agreement generally provides for the grant of fully vested shares of the Corporation’s common stock (“Shares”) to non‑employee directors under the 2026 LTIP. Each Share represents a single issued and outstanding share of the Corporation’s common stock. The Shares are fully vested on the grant date and are not subject to continued service‑based vesting requirements. Issuance and delivery of the Shares are subject to compliance with applicable securities laws, stock exchange rules, and Corporation policies, and may be effected on a non‑certificated basis. The Shares do not involve deferred vesting or settlement mechanics, and no trust or separate fund is established in connection with the award.
The Restricted Stock Unit Award Agreement generally provides for the grant of time‑based restricted stock units (“RSUs”) to officers, including named executive officers, key employees, and others, under the 2026 LTIP. Each RSU represents the right to receive one share of the Corporation’s common stock upon vesting. The RSUs vest in equal annual installments over a three‑year period following the grant date, subject to the participant’s continued employment through the applicable vesting dates. Vesting of the RSUs may accelerate in the event of termination of employment due to death or disability, and certain vesting provisions apply in connection with retirement based on the participant’s age and years of service in combination with whether the first tranche has vested. In addition, following a change in control of the Corporation, RSUs generally continue to vest in accordance with their original terms, with accelerated vesting upon a qualifying termination within two years following the change in control. Recipients of RSUs are entitled to dividend equivalents from and after the grant date, which are payable in cash upon settlement of vested RSUs. RSUs do not carry voting rights prior to settlement, and the underlying shares may not be transferred or disposed of until issued upon vesting. The number of RSUs granted represents a fixed number of RSUs specified in the applicable award agreement, which vest solely based on continued service.
The Performance Share Unit Award Agreement generally provides for the grant of target performance share units (“PSUs”) to officers, including named executive officers, key employees, and others, under the 2026 LTIP. The vesting of these PSUs is tied to (i) the level of achievement of the Adjusted EBITDA Goals for each covered year and (ii) relative total shareholder return (“TSR”) performance, as established by the Compensation Committee. The PSUs contemplate a minimum payout of 0% and a maximum payout of 240% based upon the level of performance of each performance condition during the three-year measurement period. The PSUs will vest in entirety upon completion of the three-year performance cycle, assuming continuous employment through such vesting dates, provided that vesting may accelerate upon a qualifying termination within two years following a change in control of the Corporation. Recipients of PSUs are entitled to dividend equivalents from and after the grant date, which are payable in cash upon settlement of vested and earned PSUs. The number of granted PSUs granted represents a target number of PSUs specified in the applicable award agreement, which may be earned based on the achievement of pre‑established performance objectives over the applicable performance cycle.
The Non-Qualified Stock Option Award Agreement generally provides for the grant of non‑qualified stock options (“Stock Options”) to officers, including named executive officers, key employees, and others, under the 2026 LTIP. Each Stock Option represents the right to purchase one share of the Corporation’s common stock at an exercise price equal to the fair market value of the Corporation’s common stock on the applicable grant date. The Stock Options vest in equal annual installments over a three‑year period following the grant date, subject to the participant’s continued employment through the applicable vesting dates, and have a term of ten years from the grant date. Vested Stock Options may be exercised prior to expiration in accordance with the terms of the award agreement and the 2026 LTIP. Unvested Stock Options are generally forfeited upon termination of employment, except in certain circumstances. In the event of termination due to death, unvested Stock Options generally vest in full, and vested Stock Options remain exercisable for the remainder of the option term. In the event of retirement or termination without cause, vested Stock Options generally remain exercisable for a specified post‑termination period. Following a change in control of the Corporation, Stock Options generally continue to vest in accordance with their original terms, with accelerated vesting and two year exercisability period upon a qualifying termination within two years following the change in control. In no event do our award continuation provisions allow any Stock Options to be exercised past their original expiration date. Stock Options do not entitle the holder to any rights as a shareholder, including dividend or voting rights, unless and until the Stock Option is exercised and shares of common stock are issued.
The foregoing description is only a summary of the terms of the respective awards and is qualified in its entirety by reference to the full text of the applicable Award Agreements which are filed as Exhibits 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 30, 2026, the Board approved an amendment to Article II, Section 1 of Olin’s Bylaws to decrease the size of the Board from nine to eight directors, following the completion of Mr. W. Anthony Will’s term on the Board. A copy of the amended Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
Olin’s 2026 annual meeting of shareholders was held on April 30, 2026. Of the 113,857,037 shares of Common Stock entitled to vote at such meeting, 98,824,236 shares were present for purposes of a quorum. The voting results for each of the three proposals submitted for vote by Olin’s shareholders are set forth below.
Proposal 1 – Election of Directors
The shareholders elected each of the eight nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with Olin’s Bylaws.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Beverley A. Babcock	84,216,095	775,366	85,237	13,747,538
Edward M. Daly	84,047,465	930,844	98,389	13,747,538
Matthew S. Darnall	84,362,841	1,617,556	96,301	13,747,538
Kenneth T. Lane	83,960,860	1,002,374	113,464	13,747,538
Julie A. Piggott	83,264,736	1,706,499	105,463	13,747,538
Earl L. Shipp	83,900,690	1,079,128	96,880	13,747,538
William H. Weideman	83,692,281	1,229,771	154,646	13,747,538
Carol A. Williams	81,690,747	3,237,201	148,750	13,747,538
Proposal 2 – Approve the Olin Corporation 2026 Long Term Incentive Plan
The shareholders approved the Olin Corporation 2026 Long Term Incentive Plan.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2	81,035,245	3,812,272	229,181	13,747,538
Proposal 3 – Conduct an advisory vote to approve the compensation for named executive officers
The shareholders gave an advisory approval of the compensation for named executive officers.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3	80,996,582	3,764,087	316,029	13,747,538
Proposal 4 – Ratification of appointment of KPMG LLP as independent registered public accounting firm for 2026
The shareholders ratified the appointment of KPMG LLP as Olin’s independent registered public accounting firm for 2026.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4	80,996,582	3,764,087	316,029	13,747,538
Item 7.01.    Regulation FD Disclosure.
On April 29, 2026, Olin’s Board of Directors declared a quarterly dividend of $0.20 on each share of Olin common stock. The dividend is payable on June 12, 2026 to shareholders of record at the close of business on May 14, 2026. This marks Olin’s 398th consecutive quarterly dividend.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws of Olin Corporation, as amended effective April 30, 2026
10.1	Olin Corporation 2026 Long Term Incentive Plan
10.2	Form of Director Stock Grant Notice and Award Agreement
10.3	Form of Restricted Stock Unit Grant Notice and Award Agreement
10.4	Form of Performance Share Unit Grant Notice and Award Agreement
10.5	Form of Non‑Qualified Stock Option Grant Notice and Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Inchan Hwang
	Name:	Inchan Hwang
	Title:	Vice President, Deputy General Counsel and Secretary

Date: April 30, 2026